UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                               Date of Report:


                                 ZEALOUS, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


              NEVADA                       000-26383            88-0325940
   -------------------------------	----------------	-------------
   (State or other Jurisdiction of  	(Commission File 	(IRS Employer
    Incorporation or organization)	    Number)	   	  I.D. No.)



                      105 Palm, New Port Beach, CA 92708
           --------------------------------------------------------
           (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (949) 471-0123

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement  communications  pursuant  toRule   14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On March 15, 2010, Zealous, Inc. entered into a non-binding letter of intent with Premiere Acquisitions Corp., a newly formed Nevada corporation to sell its wholly-owned subsidiary Heath and Wellness Partners, Inc. (HWP). A copy of the letter of intent is attached as Exhibit 99.1 and incorporated herein by reference. The registrant issued a press release on March 2, 2010 in which it announced the approval by the registrant's board of directors to the proposed sale. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01, including the information set forth in Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

99.1          Letter of Intent
99.2          Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Zealous, Inc.


                                     By:   /s/ Milton C. Ault III
					   ----------------------
                                     Name:     Milton C. Ault III
                                     Title:    Chief Executive Officer

Date:  March 23, 2010